TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT TWO

033-19946            HV-1524 – Group Variable Annuity Contracts

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Supplement dated November 4, 2020 to your Prospectus

FUND LIQUIDATION

VICTORY VARIABLE INSURANCE DIVERSIFIED STOCK FUND – CLASS A

On October 27, 2020, the Board of Trustees of Victory Variable Insurance Funds (“Trust”) approved a Plan of Liquidation (“Plan”) for the Victory Variable Insurance Diversified Stock Fund (the “Fund”). It is anticipated that the Fund will liquidate on or about December 28, 2020 (the “Liquidation Date”). On the Liquidation Date, the Fund will redeem all of its outstanding shares at the net asset value of such shares. On the Liquidation Date, all outstanding shares of the Fund will be cancelled, and the Fund will cease operations as a mutual fund.

In anticipation of the liquidation, at the start of business on November 2, 2020, the Fund will be closed to new investors and shareholder accounts. Through the end of business on December 23, 2020, the Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders.

Prior to the Liquidation Date, you are permitted to make one special transfer of all your Participant Account value invested in the Fund Sub-Account to other investment options currently offered under your Contract.  In addition, you must re-direct all future Contributions in the Fund Sub-Account to another Sub-Account available under your Contract.  This one special transfer will not be counted towards any limitations on transfers under your Contract.

In addition, effective as of the close of business on the Liquidation Date, any Asset Rebalancing Program or other administrative program that includes transfers of Participant Account values or allocations to the Fund Sub-Account will be terminated.

Upon completion of the liquidation of the Fund, all references to the Victory Variable Insurance Diversified Stock Fund is hereby deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.